united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 5/31

Date of reporting period: 5/31/19

Item 1. Reports to Stockholders.

Longboard Managed Futures Strategy Fund

Class A Shares (Symbol: WAVEX)
Class I Shares (Symbol: WAVIX)

Longboard Alternative Growth Fund

Class A Shares (Symbol: LONAX)
Class I Shares (Symbol: LONGX)

Annual Report

May 31, 2019

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.longboardfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

LONGBOARD

Dear Shareholders:

We are pleased to present you with the Longboard Managed Futures Strategy Fund Annual Report for the reporting period of June 1, 2018 to May 31, 2019.

Longboard strives to deliver uncorrelated trend-following strategies through our mutual funds that feature:

•	A transparent fee structure

•	Personalized access to our investment specialists

•	Daily liquidity

•	Standard mutual fund 1099 tax treatment (no K-1s)

The Longboard Managed Futures Strategy Fund (hereafter “the Fund”) operates an unconstrained trend-following strategy to participate in nearly 120 global futures markets. Asset classes include commodities, currencies, equities, and fixed income.

The Fund seeks to produce positive absolute returns that are uncorrelated with long-only strategies. The Fund operates a diversified long/short strategy designed to identify and participate in persistent trends in global futures markets. We believe capturing these persistent trends may offer positive absolute returns and low correlation to long-only strategies, thereby improving overall portfolio diversification.

The Fund (Class I) produced -12.91% for the fiscal year ending May 31, 2019, due to several key trend reversals punctuated by above-average volatility in global markets.

Global stock markets began this fiscal period under pressure as geopolitical tensions stemming from announced tariffs by President Trump on imports from the EU, China, Mexico, and Canada caused uncertainty in the markets. While the portfolio’s long exposure to stocks was spread across the globe as the period started, trade war fears began to take their toll and the Fund rotated from long global stocks to short global stocks by December. By late December, the turnaround was complete as the portfolio was now short across all regions. Unfortunately, this was short-lived as the Christmas holiday brought with it a rebound in equity prices and a transition from significantly short to moderately long stocks which is where the fiscal year ended. While our exposure to equities did not change materially during the fiscal year, our positioning changed several times.

In currencies, performance was relatively unchanged as profits from US dollar strength were offset by trend reversals in foreign currency pairs. The dollar continued to rise through the second half of 2018 as the Federal Reserve maintained their hawkish stance. Gains in the dollar came from outperformance against currencies such as the Swiss franc, Australian dollar, and Euro currency. The US Dollar remained strong even when the Fed announced an end to its tightening stance, and also remained strong against struggling currencies in Europe and Asia. Meanwhile, losses during the period came from positions in cross rates such as British pound/Australian dollar, British pound/Japanese yen and Australian dollar/Canadian dollar. The portfolio still remains long the US dollar versus most major global currencies and has added short positions in the euro currency and British pound due to the economic instability in the region. Our exposure during the time frame nearly doubled as we continually added more long US positions.

Commodities were negative for the period as performance in the energy sector mimicked the volatility in stocks. We entered the fiscal year long crude oil and all its products but as the equity markets turned south in early Q4 2018, so did the energies. The long positions turned to shorts by year end and these new positions were once again stopped out with the new year rally. Some of the losses were offset by short positions in grains such as soybeans and wheat. The trade wars with China, the biggest importer of US agricultural products, led to increased inventories that weighed on prices. Our commodity exposure during the period did decline as a breakdown in long term trends in metals and energies led to liquidations in those sectors.

Our best performing sector was fixed income, where nearly all of the markets settled in the black for the period. Long positions in US, European and Asian bonds from short term bills all the way out to long term bonds all benefitted from a period of global economic weakness. The portfolio entered the fiscal year short US bond futures across the curve but those positions reversed in the first quarter of 2019 as the Federal Reserve moved away from their tightening bias. This significant move higher allowed our U.S. fixed income positions to post positive performance during the year. We closed the period long bonds across the globe.

As long-term trend followers, our system is built to allow for gyrations in the market and allows us to stay in positions where the overall trend still exists. However, the program will underperform in times of above-average volatility where trends break down as soon as they are formed. What we witnessed in the equity and energy markets this past year contributed significantly to the Fund’s poor performance relative to peers.

Looking ahead, while we await further clarity on geopolitical tensions, the Fund is well-positioned to continue to

LONGBOARD

capture further strength in bond markets while maintaining reduced exposure to equities. Our commodity exposure and performance will likely continue to be driven by outside factors and should the trade wars continue to push grain prices lower, we would expect our positions to continue to benefit. Lastly, our currency exposure will likely take its cues from global monetary policy. Our dollar bias should benefit from relative outperformance from the U.S. The year ahead will put us squarely into another election cycle and the myriad unknowns that come with it. These types of important events have the potential to set into motion long-term trends that we will be prepared to capture as they unfold.

Sincerely,

Cole Wilcox

Chief Investment Officer

Portfolio Manager

Sarah Baldwin

Managing Director of Investments

Portfolio Manager

Mike Striano

Director of Trading

Portfolio Manager

DEFINITIONS

Short: Selling an asset such as a stock, commodity or currency, with the expectation that the asset will decrease in value.

Long: Buying an asset such as a stock, commodity or currency, with the expectation that the asset will rise in value.

Commodity: Any good exchanged during commerce, which includes goods traded on a commodity exchange, typically through the use of futures contracts.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

3452-NLD-6/25/2019

LONGBOARD

Dear Shareholders:

We are pleased to present you with the Longboard Alternative Growth Fund Annual Report for the reporting period June 1, 2018 to May 31, 2019.

Longboard strives to deliver uncorrelated trend-following strategies through our mutual funds that feature:

•	A transparent fee structure

•	Personalized access to our investment specialists

•	Daily liquidity

•	Standard mutual fund 1099 tax treatment (no K-1s)

The Longboard Alternative Growth Fund uses an unconstrained trend-following strategy to generally invest in stocks within the Russell 3000 index.

The Fund’s primary goal is to seek long-term capital appreciation. The Fund operates a diversified long/short equity strategy that is designed to increase equity exposure in low-volatility bull market conditions and to lower equity exposure in high-volatility bear market conditions. Over a full market cycle, we expect the Fund to generate similar long-term returns as the broader U.S. stock market and provide key diversification in market downturns.

The Alternative Growth Fund (Class I) was down -4.91% for the fiscal year ending May 31, 2019, due to significant equity volatility. While the US stock market began the period on firmer footing than its global counterparts, tariffs announced by President Trump in the second quarter of 2019 on imports from the EU, China, Mexico, and Canada - as well as a hawkish Federal Reserve – destabilized equity markets.

The Fund’s portfolio makeup at the start of the fiscal year reflected the bull run that the domestic market was experiencing. Holdings in the fund were at the high end of our normal range with over 1,200 companies on the books. The sector breakdown was broad with IT, financials, healthcare and consumer stocks accounting for the largest holdings and net exposure was hovering around 100%.

The portfolio started to change as we entered the last quarter of 2018. Although US stocks made new equity highs in September, the breadth of the market started to breakdown. We also witnessed the divergence between new record highs in equity indexes and a growing percentage of stocks making new 52-week lows reaching its most extreme level since December 1999. By mid-October, the market was jolted by domestic and foreign concerns.

First, Federal Reserve chairman Jerome Powell spooked equities when he said the central bank is “a long way” from neutral interest rates; then, renewed tensions with China emerged as the Trump administration talked of moving beyond tariffs to economic and military sanctions. The gravitational pull of these factors proved too much, and the S&P 500 tumbled in the first two weeks of October. The portfolio reacted by reducing its holdings in IT and financials. Concurrently, the Fund rotated towards more defensive sectors such as real estate and utilities. By mid-December, as the global equity selloff picked-up, the Fund retreated into a defensive posture by reducing total holdings over 50 percent to just under 600 individual companies while net exposure dropped from 102% to 11%. This defensive posture was effective in December with the Fund outperforming the S&P 500 by 10.04% as equity markets experienced their worst December in generations. However, the Fund was still defensively positioned for the rally in early 2019, causing it to underperform the broader indexes. As we entered the second quarter of 2019, the Fund was beginning to add to overall positions and net exposure climbed quickly to 150%. While still maintaining a healthy stance between defensive and aggressive stocks, the Fund significantly outperformed the S&P 500 in May, returning 1.61% while the index declined -6.35%, making it the second worst performing May in over 50 years. We ended the period with just over 700 holdings and a diversified allocation among consumer discretionary, financial, healthcare, industrial, IT, real estate and utility stocks.

This was a volatile fiscal year for equities, punctuated by significant peaks and valleys in a very short window of time. From September 2018 to May 2019, the market traded near new equity highs twice with a correction in December 2018 in between. This choppy environment can be challenging for our Fund. Still, the Fund’s broadly diversified portfolio and systematic approach can provide long-only equity diversification and relative out-performance during moments of distress in the S&P 500, like December 2018 or May 2019.

We will continue to execute our systematic, rules-based approach to extract whatever opportunities the market may provide. Geopolitical tensions may continue to make headlines while testing the resilience and confidence of markets; the year ahead will put us squarely in an election cycle and all the unknowns that come along with it. Whatever happens, we are confident in the Fund’s ability to balance the pursuit of future upside potential, while maintaining a disciplined tactical approach for managing downside risk.

Sincerely,

Cole Wilcox

Chief Investment Officer

Portfolio Manager

Sarah Baldwin

Managing Director of Investments

Portfolio Manager

Mike Striano

Director of Trading

Portfolio Manager

DEFINITIONS

Short: Selling an asset such as a stock, commodity or currency, with the expectation that the asset will decrease in value.

Long: Buying an asset such as a stock, commodity or currency, with the expectation that the asset will rise in value.

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

3451-NLD-6/25/2019

Longboard Managed Futures Strategy Fund

PORTFOLIO REVIEW (Unaudited)

May 31, 2019

The Fund’s performance figures* for the periods ended May 31, 2019, as compared to its benchmarks:

				Annualized	Annualized
		Annualized	Annualized	Since Inception** -	Since Inception*** -
	One Year	Three Year	Five Year	May 31, 2019	May 31, 2019
Longboard Managed Futures Strategy Fund - Class A	(13.19)%	(2.63)%	0.77%	N/A	0.32%
Longboard Managed Futures Strategy Fund - Class A with load	(18.21)%	(4.54)%	(0.41)%	N/A	(0.63)%
Longboard Managed Futures Strategy Fund - Class I	(12.91)%	(2.37)%	1.03%	0.98%	N/A
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index (a)	2.26%	1.32%	0.83%	0.62%	0.68%
SG Trend Index (b)	2.39%	(1.19)%	2.01%	1.08%	1.56%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annualized operating expenses are 3.12% for Class A and 2.88% for Class I shares per the October 1, 2018, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-294-7540.

**	Inception date for Class I is June 27, 2012.

***	Inception date for Class A is March 22, 2013.

(a)	The Bank of America Merrill Lynch 3-month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months.

(b)	The SG Trend Index is designed to track the 10 largest (by AUM) trend following CTAs and is equal-weighted and reconstituted annually. The index calculates the net daily rate of return for a pool of trend following based hedge fund managers.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are as follows:

Holdings by Asset Class +	% Net Assets
U.S. Treasury Bills	67.4%
Other Assets Less Liabilities	32.6%
100.0%

+	Does not include derivative investments.

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Portfolio’s holdings.

Longboard Alternative Growth Fund

PORTFOLIO REVIEW (Unaudited)

May 31, 2019

The Fund’s performance figures* for the periods ended May 31, 2019, as compared to its benchmark:

			Annualized	Annualized
		Annualized	Since Inception** -	Since Inception*** -
	One Year	Three Year	May 31, 2019	May 31, 2019
Longboard Alternative Growth Fund - Class A	(5.39)%	7.13%	N/A	4.09%
Longboard Alternative Growth Fund - Class A with load	(10.87)%	5.03%	N/A	2.33%
Longboard Alternative Growth Fund - Class I	(4.91)%	7.55%	4.08%	N/A
S&P 500 Total Return Index (a)	3.78%	11.72%	9.00%	11.14%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded NAVs. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Fund’s total annualized operating expenses are 2.24% for Class A and 1.99% for Class I shares per the October 1, 2018, prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-294-7540.

**	Inception date for Class I is March 20, 2015.

***	Inception date for Class A is December 9, 2015.

(a)	S&P 500 Total Return Index - The S&P 500 Total Return Index (S&P 500) is a domestic equity index consisting of 500 stocks representing approximately 75% of the total U.S. equity market focusing on the large-cap sector of the U.S. equities market. The index includes the 500 leading companies in leading industries of the U.S. economy. The index returns are unmanaged and do not reflect the deduction of any fees or expenses.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are as follows:

Holdings by Asset Class +	% Net Assets
U.S. Treasury Bills	62.9%
Other Assets Less Liabilities	37.1%
100.0%

+	Does not include derivative investments.

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Portfolio’s holdings.

Longboard Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS

May 31, 2019

Principal ($)				Fair Value
	SHORT-TERM INVESTMENTS - 67.4%
	U.S. TREASURY BILLS - 67.4%
		Interest Rate ^	Maturity Date
14,000,000	United States Treasury Bill ++	0.00%	7/11/2019	$13,966,192
12,000,000	United States Treasury Bill +	0.00%	7/25/2019	11,960,336
53,000,000	United States Treasury Bill ++	0.00%	8/8/2019	52,777,731
25,000,000	United States Treasury Bill ++	0.00%	8/22/2019	24,872,778
	TOTAL SHORT-TERM INVESTMENTS (Cost $103,553,254)			103,577,037

	TOTAL INVESTMENTS - 67.4% (Cost $103,553,254)			$103,577,037
	OTHER ASSETS LESS LIABILITIES - 32.6% (a)			50,040,577
	NET ASSETS - 100.0%			$153,617,614

(a)	Includes unrealized gain/loss on derivative contracts.

^	Zero Coupon Bond.

+	A portion of this investment is a holding of the Longboard Fund Limited and held as a margin for the futures.

++	A portion of this investment is a held as a margin for the futures and forward trading.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

FUTURES CONTRACTS

May 31, 2019

				Unrealized
Open Long Future				Appreciation/
Contracts	Description	Expiration	Notional Value	(Depreciation)
328	3 Mo Euro (Euribor)	Dec-19	$82,217,012	$97,046
792	90 Day Euro$ Future	Dec-19	193,139,100	712,800
425	90 Day Sterling Future	Dec-19	52,673,050	9,179
132	Amsterdam IDX Index Future	Jun-19	14,409,120	(160,648)
605	AUST 3YR Bond Future	Jun-19	59,607,626	501,509
138	AUST 10YR Bond Future	Jun-19	13,529,175	525,821
1,074	Bankers Acceptance Future	Dec-19	263,080,776	313,155
297	CAC 40 10 Euro Future	Jun-19	15,617,745	(241,208)
162	CAN 10YR Bond Future	Sep-19	22,940,820	148,638
338	Euro BOBL Future	Jun-19	44,612,620	731,502
155	Euro Bund Future	Jun-19	25,243,300	952,729
53	Euro Buxl Future	Jun-19	9,646,000	919,660
351	Euro Schatz	Jun-19	39,224,250	135,904
392	Euro STOXX 50	Jun-19	13,476,280	(712,898)
106	ICE ECX Carbon Emission +	Dec-19	2,313,740	314,317
61	Japan 10y Bonds (OSE)	Jun-19	9,316,530,000	267,674
206	Lean Hogs +	Aug-19	7,575,360	(437,460)
123	Long Gilt Future	Sep-19	15,887,910	74,582
77	Nasdaq 100 E-Mini	Jun-19	11,902,660	(917,070)
25	Oat Future +	Jul-19	372,625	20,500
663	OMXS30 Index	Jun-19	105,334,125	(545,950)
28	Palladium Future +	Sep-19	3,743,570	(15,370)
159	S&P/TSX 60 IX Future	Jun-19	30,847,500	(207,253)
102	S&P 500 E-Mini Future	Jun-19	14,992,725	(954,465)
143	SPI 200 Index Future	Jun-19	22,093,500	556,919
564	US 2YR NOTE (CBT)	Sep-19	120,753,281	321,657
421	US 5YR NOTE (CBT)	Sep-19	49,207,664	203,922
243	US 10YR NOTE (CBT)	Sep-19	30,622,117	178,133
114	US Long Bond Future	Sep-19	17,350,500	173,438
101	US Ultra Bond	Sep-19	17,499,828	254,078
Net Unrealized Appreciation from Open Long Futures Contracts				$3,220,841

+	All of this investment is a holding of the Longboard Fund Limited.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

FUTURES CONTRACTS

May 31, 2019

				Unrealized
Open Short Future				Appreciation/
Contracts	Description	Expiration	Notional Value	(Depreciation)
(567)	Canola Future (WCE) +	Jul-19	$(5,257,746)	$36,427
(119)	Cattle Feeder Future +	Aug-19	(8,402,050)	481,112
(415)	Coffee Robusta +	Jul-19	(5,993,410)	(140,290)
(80)	Coffee ‘C’ Future +	Jul-19	(2,784,000)	(354,000)
(156)	Cotton No.2 Future +	Jul-19	(5,470,750)	160,510
(274)	Crude Palm Oil Future +	Aug-19	(14,361,400)	45,084
(76)	Frozen Concentrated OJ +	Jul-19	(1,266,825)	31,065
(187)	KC HRW Wheat Future +	Jul-19	(4,111,663)	(310,887)
(140)	LME Lead Future +	Sep-19	(6,299,475)	(28,525)
(93)	LME PRI Aluminum Future +	Sep-19	(4,173,956)	(13,369)
(76)	MSCI EAFE Index Mini	Jun-19	(6,981,360)	73,340
(336)	Natural Gas Future +	Jul-19	(9,038,400)	792,960
(224)	Red Wheat Future +	Jul-19	(5,992,025)	(190,375)
(91)	Silver Future +	Jul-19	(676,676,000)	138,775
(179)	Soybean Future +	Jul-19	(8,169,113)	313,250
(732)	Soybean Oil Future +	Jul-19	(12,380,758)	258,660
(29)	TOPIX Index Future	Jun-19	(462,550,000)	237,144
(256)	Wheat Future (CBT) +	Jul-19	(5,987,200)	(451,200)
(392)	White Sugar (ICE) +	Aug-19	(6,322,440)	(157,320)
Net Unrealized Appreciation from Open Short Futures Contracts				$922,361

Net Unrealized Appreciation from Open Futures Contracts				$4,143,202

+	All of this investment is a holding of the Longboard Fund Limited.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

FOREIGN EXCHANGE CONTRACTS

May 31, 2019

As of May 31, 2019, Longboard Managed Futures Strategy Fund had the following open forward currency contracts:

						Unrealized
						Appreciation/
Settlement Date	Amount to be Purchased		Amount to be Sold		Counterparty	(Depreciation)
6/19/2019	4,800,000	AUD	377,112,000	JPY	Jefferies Financial Services, Inc.	$(150,389)
6/19/2019	3,000,000	AUD	2,132,820	USD	Jefferies Financial Services, Inc.	(53,269)
6/19/2019	6,331,500	AUD	3,375,000	GBP	Jefferies Financial Services, Inc.	131,581
6/19/2019	4,400,000	AUD	342,535,600	JPY	Jefferies Financial Services, Inc.	(108,804)
6/19/2019	2,800,000	AUD	1,988,042	USD	Jefferies Financial Services, Inc.	(47,127)
6/19/2019	5,808,984	AUD	3,125,000	GBP	Jefferies Financial Services, Inc.	84,738
6/19/2019	31,600,000	AUD	2,530,281,520	JPY	Jefferies Financial Services, Inc.	(1,429,278)
6/19/2019	4,602,063	AUD	2,500,000	GBP	Jefferies Financial Services, Inc.	36,511
6/19/2019	21,100,000	AUD	14,616,920	USD	Jefferies Financial Services, Inc.	9,258
6/19/2019	5,600,000	CAD	4,218,456	USD	Jefferies Financial Services, Inc.	(74,489)
6/19/2019	2,100,000	CAD	1,578,360	USD	Jefferies Financial Services, Inc.	(24,373)
6/19/2019	2,900,000	CAD	2,164,438	USD	Jefferies Financial Services, Inc.	(18,455)
6/19/2019	4,400,000	CAD	3,262,740	USD	Jefferies Financial Services, Inc.	(6,766)
6/19/2019	3,500,000	CHF	390,155,500	JPY	Jefferies Financial Services, Inc.	(113,056)
6/19/2019	5,375,000	CHF	5,421,544	USD	Jefferies Financial Services, Inc.	(69,732)
6/19/2019	2,500,000	CHF	2,533,827	USD	Jefferies Financial Services, Inc.	(44,612)
6/19/2019	2,375,000	CHF	2,404,187	USD	Jefferies Financial Services, Inc.	(39,433)
6/19/2019	3,250,000	CHF	364,154,375	JPY	Jefferies Financial Services, Inc.	(122,199)
6/19/2019	4,000,000	CHF	3,933,562	USD	Jefferies Financial Services, Inc.	49,182
6/19/2019	4,250,000	CHF	465,468,500	JPY	Jefferies Financial Services, Inc.	(60,817)
6/19/2019	69,711,250	CZK	3,100,000	USD	Jefferies Financial Services, Inc.	(91,692)
6/19/2019	64,055,040	CZK	2,800,000	USD	Jefferies Financial Services, Inc.	(35,779)
6/19/2019	57,703,750	CZK	2,500,000	USD	Jefferies Financial Services, Inc.	(9,862)
6/19/2019	4,500,000	EUR	3,860,730	GBP	Jefferies Financial Services, Inc.	151,189
6/19/2019	3,000,000	EUR	379,428,000	JPY	Jefferies Financial Services, Inc.	(151,554)
6/19/2019	2,250,000	EUR	2,575,125	USD	Jefferies Financial Services, Inc.	(64,518)
6/19/2019	4,125,000	EUR	3,539,436	GBP	Jefferies Financial Services, Inc.	138,044
6/19/2019	2,750,000	EUR	341,341,000	JPY	Jefferies Financial Services, Inc.	(79,277)
6/19/2019	2,125,000	EUR	2,405,551	USD	Jefferies Financial Services, Inc.	(34,422)
6/19/2019	3,500,000	EUR	3,030,265	GBP	Jefferies Financial Services, Inc.	82,934
6/19/2019	2,250,000	EUR	280,393,200	JPY	Jefferies Financial Services, Inc.	(75,138)
6/19/2019	1,750,000	EUR	1,956,070	USD	Jefferies Financial Services, Inc.	(3,375)
6/19/2019	28,500,000	GBP	53,610,495	AUD	Jefferies Financial Services, Inc.	(1,211,289)
6/19/2019	32,808,555	GBP	38,250,000	EUR	Jefferies Financial Services, Inc.	(1,294,758)
6/19/2019	1,750,000	GBP	2,335,436	USD	Jefferies Financial Services, Inc.	(127,941)
6/19/2019	1,500,000	GBP	1,979,747	USD	Jefferies Financial Services, Inc.	(87,608)
6/19/2019	1,375,000	GBP	1,774,960	USD	Jefferies Financial Services, Inc.	(40,500)
6/19/2019	3,193,252,800	JPY	40,800,000	AUD	Jefferies Financial Services, Inc.	1,165,811
6/19/2019	3,188,923,500	JPY	25,250,000	EUR	Jefferies Financial Services, Inc.	1,233,196
6/19/2019	3,199,961,250	JPY	28,750,000	CHF	Jefferies Financial Services, Inc.	883,600
6/19/2019	2,331,294,000	JPY	21,000,000	CHF	Jefferies Financial Services, Inc.	589,445
6/19/2019	1,869,969,000	JPY	24,600,000	AUD	Jefferies Financial Services, Inc.	192,259
6/19/2019	455,000,000	MXN	23,870,105	USD	Jefferies Financial Services, Inc.	(732,555)
6/19/2019	13,594,000	NOK	1,600,000	USD	Jefferies Financial Services, Inc.	(46,143)
6/19/2019	12,934,500	NOK	1,500,000	USD	Jefferies Financial Services, Inc.	(21,527)
6/19/2019	11,261,835	NOK	1,300,000	USD	Jefferies Financial Services, Inc.	(12,720)
6/19/2019	11,000,000	PLN	2,919,952	USD	Jefferies Financial Services, Inc.	(55,296)
6/19/2019	9,500,000	PLN	2,491,738	USD	Jefferies Financial Services, Inc.	(17,716)

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

FOREIGN EXCHANGE CONTRACTS

May 31, 2019

						Unrealized
						Appreciation/
Settlement Date	Amount to be Purchased		Amount to be Sold		Counterparty	(Depreciation)
6/19/2019	8,500,000	PLN	2,206,159	USD	Jefferies Financial Services, Inc.	$7,439
6/19/2019	752,500,000	RUB	11,542,296	USD	Jefferies Financial Services, Inc.	(16,163)
6/19/2019	22,855,350	SEK	2,500,000	USD	Jefferies Financial Services, Inc.	(95,657)
6/19/2019	21,313,410	SEK	2,300,000	USD	Jefferies Financial Services, Inc.	(57,867)
6/19/2019	19,028,220	SEK	2,000,000	USD	Jefferies Financial Services, Inc.	1,735
6/19/2019	26,300,000	USD	595,884,360	CZK	Jefferies Financial Services, Inc.	585,302
6/19/2019	13,600,000	USD	116,577,568	NOK	Jefferies Financial Services, Inc.	274,644
6/19/2019	21,300,000	USD	197,340,687	SEK	Jefferies Financial Services, Inc.	540,105
6/19/2019	18,294,465	USD	25,900,000	AUD	Jefferies Financial Services, Inc.	341,006
6/19/2019	19,298,195	USD	14,500,000	GBP	Jefferies Financial Services, Inc.	1,007,521
6/19/2019	35,508,211	USD	47,200,000	CAD	Jefferies Financial Services, Inc.	580,494
6/19/2019	21,781,463	USD	19,125,000	EUR	Jefferies Financial Services, Inc.	441,305
6/19/2019	23,829,586	USD	90,500,000	PLN	Jefferies Financial Services, Inc.	261,274
6/19/2019	11,342,312	USD	752,500,000	RUB	Jefferies Financial Services, Inc.	(183,821)
6/19/2019	45,154,881	USD	45,000,000	CHF	Jefferies Financial Services, Inc.	349,012
6/19/2019	1,702,712	USD	33,500,000	MXN	Jefferies Financial Services, Inc.	(822)
6/19/2019	647,568	USD	12,500,000	MXN	Jefferies Financial Services, Inc.	11,921
6/19/2019	12,996,893	USD	18,200,000	AUD	Jefferies Financial Services, Inc.	380,949
6/19/2019	1,941,345	USD	37,500,000	MXN	Jefferies Financial Services, Inc.	34,405
6/19/2019	595,824	USD	11,500,000	MXN	Jefferies Financial Services, Inc.	11,029
Net Unrealized Appreciation on Forward Foreign Currency Exchange Contracts						$2,665,090

See accompanying notes to consolidated financial statements.

Longboard Alternative Growth Fund

PORTFOLIO OF INVESTMENTS

May 31, 2019

Principal ($)				Fair Value
	SHORT-TERM INVESTMENTS - 62.9%
	U.S. TREASURY BILLS - 62.9%
		Interest Rate ^	Maturity Date
4,400,000	United States Treasury Bill +	0.00%	7/25/2019	$4,385,456
2,500,000	United States Treasury Bill +	0.00%	8/15/2019	2,488,467
	TOTAL SHORT-TERM INVESTMENTS (Cost $6,872,302)			6,873,923

	TOTAL INVESTMENT - 62.9% (Cost $6,872,302)			$6,873,923
	OTHER ASSETS LESS LIABILITIES - 37.1% (a)			4,056,534
	NET ASSETS - 100.0%			$10,930,457

(a)	Includes unrealized appreciation on swap contract.

^	Zero Coupon Bond.

+	All or a portion of this investment is held as collateral for swaps.

SWAP CONTRACTS

						Unrealized
Notional Value at			Fixed Rate		Maturity	Appreciation/
May 31, 2019	Description	Counterparty	Paid	Variable Rate Received	Date	(Depreciation)

11,037,602	Longboard USD Total Return Swap A	Scotiabank	N/A	1m Libor + 40 bps on Longs; 1m Libor – (35-50bps) for General Collateral Shorts	3/26/2020	$2,662,587

5,525,579	Longboard USD Total Return Swap B	Scotiabank	N/A	1m Libor + 40 bps on Longs; 1m Libor – (35-50bps) for General Collateral Shorts	3/22/2021	$(154,994)
Total Net Unrealized Appreciation on Financial Index Swap Contract						$2,507,593

Additional Information — LongBoard USD_Total Return Swap A - Underlying Basket Disclosure *

The following table represents the top 50 individual positions and related values within the total return basket swap as of May 31, 2019. *

*	This investment is a not a direct holding of the Longboard Alternative Growth Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

REFERENCE

			Net Unrealized
			Appreciation
DESCRIPTION	Shares	Notional (a)	(Depreciation)
Common Stock
Chemicals
Air Products & Chemicals, Inc.	480	97,723	$22,283

Commercial Services
Verisk Analytics	561	78,540	8,454

Diversified Financial Services
Intercontinental Exchange, Inc.	975	80,155	9,010
Visa, Inc.	496	80,020	5,119
			14,129
Electric
Alliant Energy Corp.	1,844	87,516	9,148
CMS Energy Corp.	1,631	91,515	11,972
DTE Energy Co.	706	88,582	8,281
Entergy Corp.	906	87,945	11,892
Exelon Corp.	1,896	91,160	9,720
Wisconsin Energy Corp.	1,008	81,194	13,319
			64,332

Additional Information — LongBoard USD Total Return Swap A - Underlying Basket Disclosure *

*	This investment is a not a direct holding of the Longboard Alternative Growth Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

See accompanying notes to consolidated financial statements.

Longboard Alternative Growth Fund

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2019

			Net Unrealized
			Appreciation
DESCRIPTION	Shares	Notional (a)	(Depreciation)
Environmental Control
Waste Management, Inc.	727	79,497	12,456

Food
Hershey Co.	619	81,683	$12,200
Mondelez International, Inc.	1,655	84,157	8,242
			20,442
Gas
Atmos Energy Corp	873	88,871	10,061
Chesapeake Utilities Corp	903	81,974	7,599
UGI Corp	1,631	84,176	(211)
			17,449
Insurance
Aflac, Inc.	1,531	78,540	9,433
Arthur J Gallagher & Co.	972	81,842	12,985
White Mountains Insurance Group Ltd.	104	101,878	14,320
Willis Towers Watson PLC	457	80,204	5,708
			42,446
Investment Companies
Cannae Holdings, Inc.	3,123	79,418	11,243

Media
Cable One, Inc.	76	84,896	24,403

Miscellaneous Manufacture
Danaher Corp.	600	79,206	18,012

Packaging & Containers
Sonoco Products Co.	1,408	87,057	10,421

Pharmaceuticals
Abbott Laboratories	1,316	100,187	16,380
Pfizer, Inc.	1,925	79,926	4,641
			21,021
Private Equity
Granite Point Mortgage Trust, Inc.	4,602	85,551	1,468

Real Estate Investment Trusts (REITS)
Alexandria Real Estate Equities, Inc.	551	80,672	9,543
American Tower Corp.	396	82,673	20,786
Camden Property Trust	806	83,308	10,145
Chimera Investment Corp.	4,429	80,785	717
CorEnergy Infrastructure Trust, Inc.	2,041	78,762	2,707
Duke Realty Corp.	2,692	81,002	5,865
EastGroup Properties, Inc.	827	91,797	16,159
Equity Commonwealth	3,154	102,726	9,604
Equity LifeStyle Properties, Inc.	737	89,663	20,115
Extra Space Storage, Inc.	740	79,298	5,498
Invitation Homes, Inc.	3,185	81,632	5,319
Mid-America Apartment Communities, Inc.	700	79,926	7,854
PennyMac Mortgage Investment Trust	3,875	80,600	9,328

Additional Information — LongBoard USD Total Return Swap A - Underlying Basket Disclosure *

*	This investment is a not a direct holding of the Longboard Alternative Growth Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

See accompanying notes to consolidated financial statements.

Longboard Alternative Growth Fund

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2019

			Net Unrealized
			Appreciation
DESCRIPTION	Shares	Notional (a)	(Depreciation)
Real Estate Investment Trusts (REITS) (continued)
Redwood Trust, Inc.	5,191	82,693	$2,107
Starwood Property Trust, Inc.	3,959	87,296	8,753
STORE Capital Corp.	2,758	94,379	16,540
UDR, Inc.	2,028	90,814	12,038
			163,078
Retail
McDonald’s Corp.	507	100,523	13,186
O’Reilly Automotive, Inc.	216	80,216	11,145
			24,331
Software
Paychex, Inc.	937	80,385	10,654

Open Short Positions
Exchange Traded Funds
iShares Russell 2000 ETF	65,243	9,516,344	415,463
SPDR S&P 500 ETF Trust	9,422	2,593,594	(27,181)
SPDR S&P MidCap 400 ETF Trust	7,137	2,356,138	79,364
			467,646

Additional Information — LongBoard USD Total Return Swap B - Underlying Basket Disclosure *

The following table represents the top 50 individual positions and related values within the total return basket swap as of May 31, 2019. *

*	This investment is a not a direct holding of the Longboard Alternative Growth Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

			Net Unrealized
			Appreciation
DESCRIPTION	Shares	Notional (a)	(Depreciation)
Common Stock
Commercial Services
Cintas	283	62,778	$2,131
Ihs Markit Ltd.	1,098	63,014	1,219
Moodys Corp.	373	68,214	(1,458)
S&P Globa	329	70,367	(207)
Total System Services, Inc.	653	80,665	15,803
			17,488
Computers
Accenture	410	73,009	639
Genpact Ltd.	2,140	77,361	3,338
Leidos Holdings, Inc.	822	61,921	789
			4,766
Distribution/Wholesale
Fastenal Co.	2,006	61,364	(8,415)

Diversified Financial Services
Cohen & Steers	1,491	76,369	12,360

Additional Information — LongBoard USD Total Return Swap B - Underlying Basket Disclosure *

*	This investment is a not a direct holding of the Longboard Alternative Growth Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

See accompanying notes to consolidated financial statements.

Longboard Alternative Growth Fund

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2019

			Net Unrealized
			Appreciation
DESCRIPTION	Shares	Notional (a)	(Depreciation)
Electric
Consolidated Edison, Inc.	873	75,340	$419

Electronics
Badger Meter, Inc.	1,146	60,509	505
Honeywell International, Inc.	436	71,639	1,299
			1,804
Entertainment
Cinemark	1,569	59,606	(3,534)

Food
Mccormick	417	65,069	672

Home Builders
Brookfield Property Reit, Inc.	3,512	64,761	(7,937)

Household Products
Kimberly-Clark Corp.	469	59,980	(994)

Insurance
Arch Capital Group Ltd.	1,713	58,979	668
Brown & Brown	1,955	61,719	(59)
Renaissancere Holdings Ltd.	442	77,102	10,648
RLI Corp	777	66,729	5,532
			16,789
Lodging
Hilton Worldwide Holdings, Inc.	702	62,787	1,236

Machinery-Diversified
Graco, Inc.	1,516	71,586	(2,183)
Idex Corp.	435	66,429	(1,396)
			(3,579)
Media
Comcast Corp-Class A	1,531	62,771	(1,546)

Miscellaneous Manufacture
Aptargroup, Inc.	544	61,619	1,023
Carlisle Companies	484	64,522	2,720
			3,743
Real Estate Investment Trusts (REITS)
American Homes 4 Rent	2,747	67,054	2,115
Cousins Properties, Inc.	7,370	66,699	(7,149)
Cubesmart	2,159	72,801	3,001
Digital Realty Trust, Inc.	501	58,978	(2,149)
Hudson	1,848	61,742	(3,123)
Invesco Mortgage Capital	4,856	74,734	(2,618)
Kennedy Wilson	2,897	59,533	(3,998)
Kilroy Realty Corp.	935	68,919	(2,366)
Outfront Media, Inc.	2,461	60,664	1,870
Public Storage	264	62,800	681
Vici Properties, Inc.	3,400	75,412	918
Western Asset Mortgage Capital	6,874	66,609	(4,331)
			(17,149)

Additional Information — LongBoard USD Total Return Swap B - Underlying Basket Disclosure *

*	This investment is a not a direct holding of the Longboard Alternative Growth Fund. The top 50 holdings were determined based on the absolute notional values of the positions within the underlying swap basket.

See accompanying notes to consolidated financial statements.

Longboard Alternative Growth Fund

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2019

			Net Unrealized
			Appreciation
DESCRIPTION	Shares	Notional (a)	(Depreciation)
Retail
Copart	849	60,687	$4,440
Costco Wholesale Corporation	288	68,999	(1,276)
Darden Restaurants, Inc.	578	67,233	(1,202)
Dunkin’ Brands Group, Inc.	823	61,083	(1,683)
			279
Software
Black Knight, Inc.	1,095	62,076	755

Transportation
CSX Corporation	931	69,332	(1,154)
Norfolk Southern Corp.	346	67,518	2,794
			1,640
Water
Aqua America	1,504	59,468	2,196

Open Short Positions
Exchange Traded Funds
iShares Russell 2000 ETF	21,831	3,184,270	177,699
SPDR S&P 500 ETF Trust	2,356	648,536	26,602
SPDR S&P MidCap 400 ETF Trust	2,092	690,632	36,382
			240,683

(a)	Notional value represents the market value (including any fees or commissions) of the positions.

See accompanying notes to consolidated financial statements.

The Longboard Funds
STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2019

	Longboard Managed	Longboard
	Futures Strategy	Alternative Growth
	Fund *	Fund
ASSETS
Investment in securities at cost	$103,553,254	$6,872,302
Investment in securities at fair value	$103,577,037	$6,873,923
Cash	27,724,161	716,775
Cash Deposits with Broker	16,376,735	849,861
Unrealized appreciation from open futures contracts	4,143,202	—
Unrealized appreciation on forward currency exchange contracts	2,665,090	—
Receivable for Fund shares sold	1,581,283	—
Net unrealized appreciation on swap contracts	—	2,507,593
TOTAL ASSETS	156,067,508	10,948,152

LIABILITIES
Investment advisory fees payable	406,804	17,580
Payable for Fund shares redeemed	2,042,142	—
Distribution (12b-1) fees payable	948	115
	2,449,894	17,695
NET ASSETS	$153,617,614	$10,930,457

Net Assets Consist Of:
Paid in capital	213,675,791	21,474,489
Accumulated losses	(60,058,177)	(10,544,032)
NET ASSETS	$153,617,614	$10,930,457

Net Asset Value Per Share:
Class A Shares:
Net Assets	$4,304,082	$905,488
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	468,599	88,940
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.19	$10.18
Maximum offering price per share (maximum sales charge of 5.75%)	$9.75	$10.80

Class I Shares:
Net Assets	$149,313,532	$10,024,969
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	15,966,234	991,359
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$9.35	$10.11

*	Consolidated for Longboard Managed Futures Strategy Fund.

See accompanying notes to consolidated financial statements.

The Longboard Funds
STATEMENTS OF OPERATIONS
For the Year Ended May 31, 2019

	Longboard Managed	Longboard
	Futures Strategy	Alternative Growth
	Fund *	Fund
INVESTMENT INCOME
Interest	$4,102,530	$145,857
TOTAL INVESTMENT INCOME	4,102,530	145,857

EXPENSES
Investment advisory fees	8,961,567	244,620
Distribution (12b-1) fees: Class A	79,900	1,895
TOTAL EXPENSES	9,041,467	246,515

NET INVESTMENT LOSS	(4,938,937)	(100,658)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	(2,604)	(75)
Future contracts	(46,120,259)	—
Foreign currency exchange contracts	(25,795,588)	—
Swap Contracts	—	(2,650,273)
	(71,918,451)	(2,650,348)
Net change in unrealized appreciation (depreciation) on:
Investments	38,424	1,621
Future contracts	10,594,735	—
Foreign currency exchange contracts	22,521,545	—
Translation of foreign currencies	(219,601)	—
Swap Contracts	—	1,805,689
	32,935,103	1,807,310
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(38,983,348)	(843,038)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(43,922,285)	$(943,696)

*	Consolidated for Longboard Managed Futures Strategy Fund.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	May 31, 2019	May 31, 2018
FROM OPERATIONS
Net investment loss	$(4,938,937)	$(11,601,299)
Net realized gain (loss) from investments, futures contracts, and foreign currency exchange contracts	(71,918,451)	31,372,578
Net change in unrealized appreciation (depreciation) of investments, futures contracts, foreign currency exchange contracts and translation of assets and liabilities in foreign currencies	32,935,103	(21,448,944)
Net decrease in net assets resulting from operations	(43,922,285)	(1,677,665)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid: *
Class A	(13,683)	—
Class I	(103,740)	—
Net decrease in net assets from distributions to shareholders	(117,423)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	3,197,346	11,034,877
Class I	73,918,751	144,731,842
Net asset value of shares issued in reinvestment of distributions
Class A	13,486	—
Class I	90,679	—
Payments for shares redeemed
Class A	(39,940,102)	(38,602,829)
Class I	(238,868,885)	(193,727,816)
Net decrease in net assets from shares of beneficial interest	(201,588,725)	(76,563,926)

TOTAL DECREASE IN NET ASSETS	(245,628,433)	(78,241,591)

NET ASSETS
Beginning of Year	399,246,047	477,487,638
End of Year **	$153,617,614	$399,246,047

SHARE ACTIVITY
CLASS A:
Shares Sold	309,482	992,627
Shares Reinvested	1,364	—
Shares Redeemed	(4,242,740)	(3,421,581)
Net decrease in shares of beneficial interest outstanding	(3,931,894)	(2,428,954)

CLASS I:
Shares Sold	7,233,764	12,517,932
Shares Reinvested	9,023	—
Shares Redeemed	(24,097,156)	(17,293,655)
Net decrease in shares of beneficial interest outstanding	(16,854,369)	(4,775,723)

*	Distributions from net investment income and net realized capital gains are combined for the year ended May 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information.

**	Net Assets - End of Year includes accumulated net investment loss of $31,085,687 as of May 31, 2018.

See accompanying notes to consolidated financial statements.

Longboard Alternative Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	May 31, 2019	May 31, 2018 (a)
FROM OPERATIONS
Net investment loss	$(100,658)	$(281,408)
Net realized gain (loss) from investments and swap contracts	(2,650,348)	854,966
Net change in unrealized appreciation of investments and swap contracts	1,807,310	836,977
Net increase (decrease) in net assets resulting from operations	(943,696)	1,410,535

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid: *
Class A	(23,486)	—
Class I	(369,157)	—
From net investment income:
Class A	—	(380,082)
Class I	—	(7,541,333)
Net decrease in net assets from distributions to shareholders	(392,643)	(7,921,415)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	565,905	445,646
Class I	7,192,254	4,547,696
Net asset value of shares issued in reinvestment of distributions
Class A	23,428	380,082
Class I	359,950	7,054,964
Payments for shares redeemed:
Class A	(80,999)	(641,427)
Class I	(6,623,560)	(7,196,036)
Net increase in net assets from shares of beneficial interest	1,436,978	4,590,925

TOTAL INCREASE (DECREASE) IN NET ASSETS	100,639	(1,919,955)

NET ASSETS
Beginning of Year	10,829,818	12,749,773
End of Year **	$10,930,457	$10,829,818

SHARE ACTIVITY
CLASS A:
Shares sold	52,310	31,043
Shares reinvested	2,359	33,814
Shares redeemed	(7,919)	(39,447)
Net increase in shares of beneficial interest outstanding	46,750	25,410

SHARE ACTIVITY - CLASS I
CLASS I:
Shares sold	675,542	359,874
Shares reinvested	36,618	634,439
Shares redeemed	(666,128)	(388,365)
Net increase in shares of beneficial interest outstanding	46,032	605,948

(a)	Effective February 23, 2018, the Fund had a one-for-four reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the one-for-four stock split.

*	Distributions from net investment income and net realized capital gains are combined for the year ended May 31, 2019. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended May 31, 2018 have not been reclassified to conform to the current year presentation.

**	Net Assets - End of Year includes accumulated net investment income of $391,449 as of May 31, 2018.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Class A	May 31, 2019		May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015
Net asset value, beginning of year	$10.59		$10.64	$9.95	$12.90	$10.07
Activity from investment operations:
Net investment loss (1)	(0.19)		(0.31)	(0.33)	(0.36)	(0.36)
Net realized and unrealized gain (loss) on investments	(1.21)		0.26	1.02	(1.24)	3.35
Total from investment operations	(1.40)		(0.05)	0.69	(1.60)	2.99
Less distributions from:
Net investment income	—		—	—	(0.75)	—
Net realized gains	(0.00	) (2)	—	—	(0.60)	(0.16)
Total distributions	(0.00	) (2)	—	—	(1.35)	(0.16)
Paid in capital from redemption fees	—		—	—	0.00 (2)	0.00 (2)
Net asset value, end of year	$9.19		$10.59	$10.64	$9.95	$12.90
Total return (3)	(13.19)%		(0.47)%	6.93%	(13.40)%	29.97%
Net assets, at end of year (000s)	$4,304		$46,599	$72,657	$83,067	$24,497
Ratio of total expenses to average net assets	3.19%		3.12%	3.12%	3.12%	3.24%
Ratio of net investment loss to average net assets	(1.87)%		(2.78)%	(3.12)%	(3.12)%	(3.15)%
Portfolio turnover rate (4)	0%		0%	0%	0%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Amounts represents less than $0.005 per share.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

See accompanying notes to consolidated financial statements.

Longboard Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
Class I	May 31, 2019		May 31, 2018	May 31, 2017	May 31, 2016	May 31, 2015
Net asset value, beginning of year	$10.74		$10.77	$10.04	$12.98	$10.11
Activity from investment operations:
Net investment loss (1)	(0.16)		(0.28)	(0.31)	(0.33)	(0.34)
Net realized and unrealized gain (loss) on investments	(1.23)		0.25	1.04	(1.25)	3.37
Total from investment operations	(1.39)		(0.03)	0.73	(1.58)	3.03
Less distributions from:
Net investment income	—		—	—	(0.76)	—
Net realized gains	(0.00	) (2)	—	—	(0.60)	(0.16)
Total distributions	(0.00	) (2)	—	—	(1.36)	(0.16)
Paid in capital from redemption fees	—		—	—	0.00 (2)	0.00 (2)
Net asset value, end of year	$9.35		$10.74	$10.77	$10.04	$12.98
Total return (3)	(12.91)%		(0.28)%	7.27%	(13.18)%	30.25%
Net assets, at end of year (000s)	$149,314		$352,647	$404,830	$460,764	$251,524
Ratio of total expenses to average net assets	2.94%		2.88%	2.87%	2.87%	2.99%
Ratio of net investment loss to average net assets	(1.59)%		(2.52)%	(2.87)%	(2.87)%	(2.90)%
Portfolio turnover rate (4)	0%		0%	0%	0%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Amounts represents less than $0.005 per share.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)	All securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the portfolio turnover rate calculation.

See accompanying notes to consolidated financial statements.

Longboard Alternative Growth Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
Class A	May 31, 2019	May 31, 2018 (6)	May 31, 2017 (6)	May 31, 2016 (1)(6)
Net asset value, beginning of period	$11.07	$35.84	$37.76	$40.60
Activity from investment operations:
Net investment loss (2)	(0.10)	(0.48)	(1.32)	(0.60)
Net realized and unrealized gain (loss) on investments	(0.50)	4.83	7.00	(2.24)
Total from investment operations	(0.60)	4.35	5.68	(2.84)
Less distributions from:
Net investment income	(0.29)	(29.12)	(7.60)	—
Total distributions	(0.29)	(29.12)	(7.60)	—
Net asset value, end of period	$10.18	$11.07	$35.84	$37.76
Total return (3)	(5.39)%	10.86%	17.22%	(7.00	)% (5)
Net assets, at end of period (000s)	$905	$467	$602	$615
Ratio of total expenses to average net assets	2.24%	2.60%	3.58%	3.24	% (4)
Ratio of net investment loss to average net assets (7)	(0.96)%	(2.60)%	(3.58)%	(3.24	)% (4)
Portfolio turnover rate	0%	0%	0%	0	% (5)

(1)	The Longboard Alternative Growth Fund Class A shares commenced operations December 9, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Not annualized.

(6)	Effective February 23, 2018, the Fund had a one-for-four reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the one-for-four stock split.

(7)	Expense ratios do not include certain expenses of the swap in which the fund invests.

See accompanying notes to consolidated financial statements.

Longboard Alternative Growth Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
Class I	May 31, 2019	May 31, 2018 (9)	May 31, 2017 (9)	May 31, 2016 (9)	May 31, 2015 (1)(9)
Net asset value, beginning of period	$10.96	$35.80	$37.64	$38.68	$40.00
Activity from investment operations:
Net investment loss (2)	(0.09)	(0.44)	(1.21)	(1.16)	(0.24)
Net realized and unrealized gain (loss) on investments	(0.46)	4.80	7.07	0.32	(1.08)
Total from investment operations	(0.55)	4.36	5.86	(0.84)	(1.32)
Less distributions from:
Net investment income	(0.30)	(29.20)	(7.70)	(0.20)	—
Total distributions	(0.30)	(29.20)	(7.70)	(0.20)	—
Paid in capital from redemption fees	—	—	—	0.00 (8)	0.00	(8)
Net asset value, end of period	$10.11	$10.96	$35.80	$37.64	$38.68	(6)
Total return (3)	(4.91)%	11.04%	17.82%	(1.66)%	(3.30	)% (5)
Net assets, at end of period (000s)	$10,025	$10,363	$12,148	$16,797	$10,488
Ratio of total expenses to average net assets (7)	1.99%	2.36%	3.33%	2.99%	2.99	% (4)
Ratio of net investment loss to average net assets	(0.81)%	(2.36)%	(3.33)%	(2.99)%	(2.97	)% (4)
Portfolio turnover rate	0%	0%	0%	0%	0	% (5)

(1)	The Longboard Alternative Growth Fund Class I shares commenced operations March 20, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Not annualized.

(6)	The NAV and offering price shown above differs from the traded NAV on May 29, 2015 due to financial statement rounding and/or financial statement adjustments.

(7)	Expense ratios do not include certain expenses of the swap in which the fund invests.

(8)	Amounts represents less than $0.005 per share.

(9)	Effective February 23, 2018, the Fund had a one-for-four reverse stock split. Per Share amounts for the periods have been adjusted to give effect to the one-for-four stock split.

See accompanying notes to consolidated financial statements.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
May 31, 2019

1.	ORGANIZATION

The Longboard Managed Futures Strategy Fund (“LMFSF”) and Longboard Alternative Growth Fund (“LAGF”), (each a “Fund” and collectively “the Funds”) are a diversified and a non-diversified series, respectively, of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. LMFSF’s investment objective is to seek positive absolute returns. LAGF’s investment objective is to seek long-term capital appreciation. LMFSF Fund commenced operations on June 27, 2012 and LAGF commenced operations on March 20, 2015.

The Funds currently offer Class A and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. LAGF launched Class A shares on December 9, 2015. Class I shares are offered at net asset value without an initial sales charge. Each class represents an interest in the same assets of each respective Fund and classes in each Fund are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares in each respective Fund have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments in swap contracts are priced daily based on the underlying equity securities held in the swap. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Forward foreign currency exchange contracts (“forward currency contracts”) are valued at the forward rate. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2019

obtained from pricing services. Short-term debt obligations, including commercial paper investments, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii)

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2019

the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign currency contracts are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency contracts in the Consolidated Statements of Operations.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

Futures Contracts – The Funds that trade futures contracts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Each Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to each Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The notional value of the derivative instruments outstanding as of May 31, 2019 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2019

Swap Agreements – The Funds’ that invest in swaps are subject to equity price risk, interest rate risk, credit risk, currency risk, counterparty risk and/or commodity risk in the normal course of pursuing its investment objective. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. Periodic payments and receipts and liquidation payments received or made at the termination of the swap agreement are recorded as realized gains or losses on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

The Funds utilize various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2019

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables summarize the inputs used as of May 31, 2019 for each Funds’ assets and liabilities measured at fair value on a recurring basis:

Longboard Managed Futures Strategy Fund

Assets *	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$—	$103,577,037	$—	$103,577,037
Open Future Contracts	4,143,202	—	—	4,143,202
Forward Foreign Currency Exchange Contracts	—	2,665,090	—	2,665,090
Total	$4,143,202	$106,242,127	$—	$110,385,329

Longboard Alternative Growth Fund

Assets *	Level 1	Level 2	Level 3	Total
U.S. Treasury Bills	$—	$6,873,923	$—	$6,873,923
Swap Contracts	—	2,507,593	—	2,507,593
Total	$—	$9,381,516	$—	$9,381,516

The Funds’ did not hold any Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2019

Offsetting of Financial Assets and Derivative Assets

The following tables present LMFSF and LAGF derivatives available for offset under a master netting arrangement net of collateral pledged as of May 31, 2019.

LMFSF

				Gross Amounts Not Offset in the
				Consolidated Statements of Assets
Assets:				& Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in
	Gross Amounts	Consolidated	the Consolidated
	of Recognized	Statements of Assets	Statements of Assets	Financial	Cash Collateral
	Assets	& Liabilities	& Liabilities	Instruments	Received		Net Amount
Future Contracts	$9,981,490	$(5,838,288)	$4,143,202	$—	$—	(1)	$—
Forward Foreign Currency Contracts	9,575,889	(6,910,799)	2,665,090	—	—	(1)	$—
Total	$19,557,379	$(12,749,087)	$6,808,292	$—	$—		$—

(1)	Any over-collateralization of total financial instruments is not shown. Collateral amounts can be found on the Consolidated Statements of Assets and Liabilities as Cash Deposits with Broker. Refer to Consolidated Portfolio of Investments for Treasuries denoted as held as collateral for futures and forward trading.

LAGF

Gross Amounts Not Offset in the
Assets:				Statements of Assets & Liabilities
		Gross Amounts	Net Amounts of
	Gross Amounts	Offset in the	Assets Presented in
	of Recognized	Statements of Assets	the Statements of	Financial	Cash Collateral
	Assets	& Liabilities	Assets & Liabilities	Instruments	Pledged		Net Amount

Swaps Contracts	$2,662,587	$(154,944)	$2,507,643	$—	$—	(1)	$—
Total	$2,662,587	$(154,944)	$2,507,643	$—	$—		$—

(1)	Any over-collateralization of total financial instruments is not shown. Collateral amounts can be found on the Consolidated Statements of Assets and Liabilities as Cash Deposits with Broker. Refer to Portfolio of Investments for Treasuries denoted as held as collateral for swaps.

Consolidation of Subsidiary – Longboard Fund Limited (LFL) – The Consolidated Financial Statements of LMFSF include the accounts of LFL, which is a wholly-owned and controlled foreign subsidiary. LMFSF consolidates the results of subsidiaries in which LMFSF holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, LMFSF may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as LMFSF’s ability to control the circumstances leading to majority ownership. All inter-company accounts and transactions have been eliminated in consolidation.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2019

LMFSF may invest up to 25% of its total assets in a controlled foreign corporation, which acts as an investment vehicle in order to effect certain investments consistent with the LMFSF’s investment objectives and policies.

A summary of the LMFSF’s investments in the LFL is as follows:

	Inception Date	LFL Net Assets at	% Of Net Assets
	of LFL	May 31, 2019	at May 31, 2019
LFL	8/15/2012	$19,303,169	12.57%

For tax purposes, LFL is an exempted Cayman investment company. LFL has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LFL is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, LFL’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the LMFSF’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Funds may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk - Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2019

decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to each Fund’s prospectus for a full listing of risks associated with these investments.

Impact of Derivatives on the Consolidated Statements of Assets and Liabilities:

The following is a summary of the location of derivative investments on LMFSF’s and LAGF’s Consolidated Statements of Assets and Liabilities as of May 31, 2019:

LMFSF

	Asset Derivatives		Liability Derivatives
Contract Type/	Consolidated Statements of		Consolidated Statements of
Primary Risk Exposure	Assets and Liablities Location	Fair Value	Assets and Liablities Location	Fair Value
Equity Contracts:	Net Unrealized Appreciation on open futures contracts	$867,403	Net Unrealized Appreciation on open futures contracts	$(3,739,492)

Commodity contracts:	Net Unrealized Appreciation on open future contracts	2,592,660	Net Unrealized Appreciation on open futures contracts	(2,098,796)

Interest rate contracts:	Net Unrealized Appreciation from open future contracts	6,521,427	Net Unrealized Appreciation from open futures contracts	—

Foreign exchange contracts:	Net Unrealized Appreciation on forward foreign currency exchange contracts	9,575,889	Net Unrealized Appreciation on forward foreign currency exchange contracts	(6,910,799)
		$19,557,379		$(12,749,087)

LAGF

	Asset Derivatives		Liability Derivatives
Contract Type/	Statements of Assets and		Statements of Assets and
Primary Risk Exposure	Liablities Location	Fair Value	Liablities Location	Fair Value
Equity Swap Contracts:	Net Unrealized appreciation on swap contract	$2,662,587	Net Unrealized appreciation on swap contract	$(154,944)
		$2,662,587		$(154,944)

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2019

Impact of Derivatives on the Consolidated Statements of Operations:

The following is a summary of the location of derivative investments on each Fund’s Consolidated Statements of Operations for the year ended May 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized gain (loss) from foreign currency exchange transactions
Net realized gain (loss) from futures contracts
Net realized gain (loss) from swap contracts
Net change in unrealized appreciation/depreciation from foreign currency exchange transactions
Net change in unrealized appreciation/depreciation from futures contracts
Net change in unrealized appreciation/depreciation from swap contracts

The following is a summary of each Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure serve as indicators of the volume of derivative activity for each Fund for the year ended May 31, 2019:

LMFSF
Realized gain/(loss) on derivatives recognized in the Consolidated Statements of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	May 31, 2019
Futures Contracts	$(9,913,443)	$—	$(45,375,317)	$9,168,501	$(46,120,259)
Foreign Currency Exchange Contracts	—	(25,795,588)	—	—	(25,795,588)
Total	$(9,913,443)	$(25,795,588)	$(45,375,317)	$9,168,501	$(71,915,847)

Net Change in Unrealized appreciation/(depreciation) on derivatives recognized in the Consolidated Statements of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	May 31, 2019
Futures Contracts	$2,285,960	$—	$705,804	$7,602,971	$10,594,735
Foreign Currency Transactions	—	22,521,545	—	—	22,521,545
Total	$2,285,960	$22,521,545	$705,804	$7,602,971	$33,116,280

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2019

LAGF
Realized gain/(loss) on derivatives recognized in the Statements of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	May 31, 2019
Swap Contract	$—	$—	$(2,650,273)	$—	$(2,650,273)
Total	$—	$—	$(2,650,273)	$—	$(2,650,273)

Net Change in Unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	May 31, 2019
Swap Contracts	$—	$—	$1,805,689	$—	$1,805,689
Total	$—	$—	$1,805,689	$—	$1,805,689

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years May 31, 2016 to May 31, 2018 or expected to be taken in the Funds’ May 31, 2019 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2019

Foreign Currency – The accounting records of the Funds are maintained in U.S. dollars. Investment securities, foreign currencies, and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended May 31, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $0, for both LMFSF and LAGF. All investments held by the Fund throughout the six months had maturities or settlement dates of less than one year from the time they were acquired and are considered short term investments.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Longboard Asset Management, LP (the “Funds’ Manager”) serves as the Funds’ Investment Adviser (the “Adviser”).

Pursuant to the Advisory Agreement, LMFSF pays the Adviser a unitary management fee (the Investment Advisory fee) for the services and facilities it provides at the annual rate of 2.99% of the Fund’s average daily net assets up to $250 million and 2.75% on assets between $250 million and $450 million and 1.99% on assets greater than $450 million. Pursuant to the Advisory Agreement, LAGF pays the Adviser a unitary management fee for the services and facilities it provides at the annual rate of 1 ..99% of the Fund’s average daily net assets. The unitary management fee is paid on a monthly basis. During the year ended May 31, 2019, LMFSF incurred $8,961,567 in advisory fees and LAGF incurred $244,620 in advisory fees.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2019

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Funds’ business. The Adviser’s unitary management fee is designed to pay substantially all the Funds’ expenses and to compensate the Adviser for providing services for the Fund.

The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets attributable to the Class A and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended May 31, 2019, LMFSF paid $79,900 in 12b-1 fees and LAGF paid $1,895 in 12b-1 fees.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A and Class I shares. On the sales of LMFSF Class A shares, for the year ended May 31, 2019, the Distributor received $7,219 in underwriting commissions, of which $730 was retained by the principal underwriter or other affiliated broker-dealers. On the sales of LAGF Class A shares, for the year ended May 31, 2019, the Distributor received $25,754 in underwriting commissions, of which $2,913 was retained by the principal underwriter or other affiliated broker-dealers. These are not expenses to each Fund, rather, a charge to share sale proceeds.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS” ) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Adviser pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Adviser.

The Adviser has employed Gemini Hedge Fund Services, LLC (“GHFS”), an affiliate of GFS and the Distributor, to provide administration services. Pursuant to a separate servicing agreement with the GHFS and the Adviser, GHFS receives customary fees from the Advisor.

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2019

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Northern Lights Compliance Services, LLC (“NLCS”)(collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of each Fund creates presumption of the control of the Funds, under section 2(a)9 of the Act. As of May 31, 2019, UBS Financial Services, Inc. held 27.14% of the voting securities of LMFSF and Charles Schwab & Co. held 58.68% of the voting securities of LAGF, respectively. The Trust has no knowledge as to whether all or any portion of the shares owned of record by UBS Financial Services, Inc. and Charles Schwab & Co. are also owned beneficially.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the years ended May 31, 2019 and May 31, 2018 was as follows:

For the year ended May 31, 2019:
	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Longboard Managed Futures Strategy Fund	$—	$116,816	$607	$117,423
Longboard Alternative Growth Fund	391,449	—	1,194	392,643

For the year ended May 31, 2018:
	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Longboard Managed Futures Strategy Fund	$—	$—	$—	$—
Longboard Alternative Growth Fund	7,921,415	—	—	7,921,415

As of May 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Longboard Managed Futures Strategy Fund	$—	$—	$(32,062,636)	$(11,157,012)	$(21,815,343)	$4,976,814	$(60,058,177)
Longboard Alternative Growth Fund	—	—	(1,104,301)	(11,948,945)	—	2,509,214	(10,544,032)

The difference between book basis and tax basis accumulated net investment income (loss), unrealized appreciation (depreciation) and accumulated net realized gain (loss) from investments is primarily attributable to mark-to-market on open 1256 futures contracts and foreign currency contracts, and tax adjustments for a wholly owned subsidiary. The unrealized appreciation (depreciation) in the table

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2019

above includes unrealized foreign currency losses of $79,362 for the Longboard Managed Futures Strategy Fund.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Late Year.
Portfolio	Losses
Longboard Managed Futures Strategy Fund	$1,316,831
Longboard Alternative Growth Fund	21,605

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
Longboard Managed Futures Strategy Fund	$30,745,805
Longboard Alternative Growth Fund	1,082,696

At May 31, 2019, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Portfolio	Short-Term	Long-Term	Total	CLCF Utilized
Longboard Managed Futures Strategy Fund	$11,157,012	$—	$11,157,012	$—
Longboard Alternative Growth Fund	6,050,763	5,898,182	11,948,945	—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and reclass of distributions resulted in reclassification for the tax year ended May 31, 2019 for the Funds as follows:

	Paid
	In	Accumulated
Portfolio	Capital	Earnings (Losses)
Longboard Managed Futures Strategy Fund	$(26,956,206)	$26,956,206
Longboard Alternative Growth Fund	(80,247)	80,247

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
	Tax Cost	Appreciation	Depreciation	(Depreciation)
Longboard Managed Futures Strategy Fund	$104,838,479	$21,325,141	$(15,778,291)	$5,546,850
Longboard Alternative Growth Fund	6,872,302	2,509,214	—	2,509,214

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other

The Longboard Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
May 31, 2019

modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adapted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of Longboard Managed Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Longboard Managed Futures Strategy Fund (the Fund), a separate series of Northern Lights Fund Trust II, as of May 31, 2019, the related consolidated statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Longboard Funds since 2013.

Denver, Colorado

July 30, 2019

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of Longboard Alternative Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Longboard Alternative Growth Fund (the Fund), a separate series of Northern Lights Fund Trust II, as of May 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four years in the period then ended and for the period from March 20, 2015 (commencement of operations) through May 31, 2015 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from March 20, 2015 (commencement of operations) through May 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Longboard Funds since 2013.

Denver, Colorado

July 30, 2019

The Longboard Funds
EXPENSE EXAMPLES (Unaudited)
May 31, 2019

As a shareholder of the Longboard Funds, you incur the ongoing costs of Investment advisory fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2018 through May 31, 2019.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Expenses Paid	Expense Ratio
	Account Value	Value	During Period *	During Period **
Actual	12/1/18	5/31/19	12/1/18-5/31/19	12/1/18-5/31/19
Longboard Managed Futures Strategy Fund - Class A	$1,000.00	$932.40	$15.51	3.22%
Longboard Managed Futures Strategy Fund - Class I	1,000.00	933.50	14.37	2.98%
Longboard Alternative Growth Fund - Class A	1,000.00	1,042.10	10.13	1.99%
Longboard Alternative Growth Fund - Class I	1,000.00	1,045.30	11.42	2.24%

Hypothetical (5% return before Expenses)
Longboard Managed Futures Strategy Fund - Class A	$1,000.00	$1,008.88	$16.13	3.22%
Longboard Managed Futures Strategy Fund - Class I	1,000.00	1,010.07	14.93	2.98%
Longboard Alternative Growth Fund - Class A	1,000.00	1,015.01	10.00	1.99%
Longboard Alternative Growth Fund - Class I	1,000.00	1,013.76	11.25	2.24%

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

**	Annualized.

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2019

SHAREHOLDER MEETING

The Board of Trustees of Northern Lights Fund Trust II (the “Trust”) held a Special Meeting of the Shareholders of the Longboard Alternative Growth Fund and the Longboard Managed Futures Strategy Fund (the “Longboard Funds”), each a series of the Trust, on August 22, 2018, for the purpose of approving a new investment advisory agreement between the Trust, on behalf of each Longboard Fund, and Longboard Asset Management, LP (“New Advisory Agreement”).

At the close of business May 10, 2018, the record date for the Special Meeting of Shareholders, there were outstanding 37,366,089 shares of beneficial interest of the Longboard Managed Futures Strategy Fund and there were outstanding 946,199 shares of beneficial interest of the Longboard Alternative Growth Fund. Accordingly, shares represented in person and by proxy at the Special Meeting equaled 52.48% of the outstanding shares of the Longboard Managed Futures Strategy Fund and 55.28% of the outstanding shares of the Longboard Alternative Growth Fund. Therefore, a quorum was present for each Longboard Fund.

Longboard Managed Futures Strategy Fund

With respect to approval of the New Advisory Agreement the following votes were cast:

For Approval: 17,330,643 shares voted

Against Approval: 238,102 shares voted

Abstained: 2,040,320 shares voted

Longboard Alternative Growth Fund

With respect to approval of the New Advisory Agreement the following votes were cast:

For Approval: 434,485 shares voted

Against Approval: 40,030 shares voted

Abstained: 48,583 shares voted

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2019

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (financial services) (since 2010).	2	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm) (since 2007).	2	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee since May 2011	Retired since 2008.	2	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (financial services company) (since 2001).	2	Board Member, Orizon Investment Counsel (financial services company) (from 2001 to 2017)

The Longboard Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2019

Interested Trustees and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019); General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (from 2001 to 2018) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (from 2003 to 2018) of NorthStar Financial Services Group, LLC; CEO (from 2012 to 2018), General Counsel (from 2003 to 2014), Secretary (from 2003 to 2018) and Manager (from 2005 to 2018) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (from 2004 to 2018) of Constellation Trust Company; CEO (from 2015 to 2018), Manager (from 2008 to 2015), General Counsel and Secretary (from 2011 to 2018) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (from 2011 to 2018) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (from 2012 to 2018) of Gemini Fund Services, LLC; Manager (from 2012 to 2018) of Arbor Point Advisors, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; General Counsel and Secretary (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (from 2015 to 2018) and Secretary and Chief Legal Officer (from 2003 to 2018) of AdvisorOne Funds.	2	Manager of Northern Lights Distributors, LLC (from 2005 to 2018); Manager of NorthStar Financial Services Group, LLC (from 2012 to 2015); Manager of Arbor Point Advisors, LLC (from 2012 to 2018); Director of Constellation Trust Company
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President since January 2013	Vice President of The Ultimus Group, LLC and Executive Vice President of Gemini Fund Services, LLC (since 2019), President, Gemini Fund Services, LLC (2012 - 2019).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 1983	Secretary since January 2018	Senior Vice President Legal Administration, Gemini Fund Services, LLC (since April 2017); Vice President and Counsel (April 2016 to 2017) and AVP and Staff Attorney (September 2012 to March 2016).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer since May 2011	Senior Compliance Officer and CCO of Various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his prior affiliation with Northern Lights Distributors, LLC (the Fund’s Distributor).

***	As of May 31, 2019, the Trust was comprised of 22 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

Privacy Policy

Rev. May 2019

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-294-7540 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-294-7540.

INVESTMENT ADVISOR
Longboard Asset Management, LP
2355 E Camelback Road, Suite 750
Phoenix, Arizona 85016

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $ 40,500

2018 - $ 40,500

(b)	Audit-Related Fees

2019 - None

2018 - None

(c)	Tax Fees

2019 – $ 7,500

2018 – $ 7,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2019	2018
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $ 7,500

2018 - $ 7,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. - Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 08/08/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 08/08/19

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 08/08/19